National Security Variable Account N
National Security Life and Annuity Company
NScore Value
NScore Xtra
NScore Premier
NScore Lite
Supplement dated January 31, 2011
to the Prospectuses dated May 1, 2010
The following supplements and amends the prospectuses dated May 1, 2010. The third paragraph under “GMIB Plus with Annual Reset (2009)” is deleted and replaced with the following:
Guaranteed earnings income base. The initial guaranteed earnings income base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The guaranteed earnings income base is adjusted for withdrawals and is increased by additional purchase payments. The guaranteed earnings income base is also increased each valuation period, until the earlier of the first contract anniversary after the annuitant’s 85th birthday or the date that is 24 years from the later of the date the rider is issued or the last reset, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios or in one of the Asset Allocation Models. However, contract values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for the GMIB Plus with Annual Reset (2009) is 5%.